UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number 811-3835

Value Line Centurion Fund, Inc.

(Exact name of registrant as specified in charter)

220 East 42nd Street, New York, N.Y. 10017

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1500

Date of fiscal year end: December 31, 2004

Date of reporting period: December 31, 2004

Item I. Reports to Stockholders.

A copy of the Annual Report to Stockholders for the period ended 12/31/04 is included with this Form.

■ Value Line Centurion Fund	Annual Report To Contractowners

Sigourney B. Romaine, Jr. (left), C.F.A., Co-Portfolio Manager,

John Koller (right), Co-Portfolio Manager

Objective:

Long-term growth of capital

Inception Date:

November 15, 1983

Net Assets at

December 31, 2004:

$350,408,657

Portfolio Composition at December 31, 2004:

An Update from Fund Management

In 2004, the Fund returned 11.51%, compared with 10.88% for the S&P 500 Index. The Fund outperformed the S&P 500 in the first quarter and trailed the benchmark in the second and third quarters of 2004; a strong fourth-quarter gain lifted the Fund’s return for the year above the benchmark.

Following three declining years and the large gains of 2003, last year the S&P 500 Index performed more in line with its historical long-term averages. The Dow Jones Industrial Average, representing the largest companies, did the worst, returning 5.31%. For the sixth year in a row, the smaller stocks had the best record, as indicated by the showing of the Russell 2000 Index, which gained 18.33%. Stocks generally rose in the first quarter, but prices seesawed down during the second and third quarters, and the broad indices touched their year’s lows in August or October. The ensuing rally represented most of the gains in 2004, or, in the case of the Dow Jones Industrial Average, more than the year’s total return. Although the Federal Reserve raised short-term interest rates five times during 2004, rising rates had little effect on stock prices last year.

In 2004, the Fund’s performance was impacted by underweightings in the utilities and telecommunications services — the second and third-best performing sectors in 2004 — as these groups offered few timely names. On the other hand, the Fund’s underweight relative to its benchmark in consumer staples helped its performance, as that sector returned less than the S&P 500 last year. An overweighting in industrials helped the Fund beat the S&P 500 in the fourth quarter.

The Fund generally invests in stocks that are ranked in the highest category for price appreciation over the next six to twelve months by the Value Line Timeliness Ranking system. The system favors stocks that have above-average earnings and stock-price momentum compared with those of the other roughly 1700 stocks in the Value Line Investment Survey. We generally buy stocks when their Timeliness ranking rises to the top category and sell them when their ranking drops out of it.

The views expressed above are those of the Fund’s portfolio manager(s) as of December 31, 2004 and are subject to change without notice. They do not necessarily represent the views of Value Line. The views expressed herein are based on current market conditions and are not intended to predict or guarantee the future performance of any Fund, any individual security, any market or market segment. The composition of each Fund’s portfolio is subject to change. No recommendation is made with respect to any security discussed herein

About information in this report:

•	It is important to consider the Fund’s investment objectives, risks, fees and expenses before investing. All funds involve some risk, including possible loss of the principal amount invested.

•	The S&P 500 Index is an index of 500 primarily large cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The Russell 2000 Index is generally considered to be representative of small capitalization growth issues in the U.S. stock market. The Dow Jones Industrial Average is an unmanaged index of 30 individual stocks listed on the New York Stock Exchange that is generally considered to be representative of U.S. stock market activity. Index returns are provided for comparative purposes. Please note that the indices are unmanaged and not available for direct investment and their returns do not reflect the fees and expenses that have been deducted from the Fund.

■ Value Line Centurion Fund	Annual Report To Contractowners

Top Ten Holdings  (As of 12/31/2004)

Company	Percentage of Total Net Assets
American Eagle Outfitters, Inc.	1.20%
CKE Restaurants, Inc.	1.14%
Tibco Software, Inc.	1.12%
Kohls Corp.	1.06%
Cognizant Technology Solutions Corp. Class “A”	1.06%
Macromedia, Inc.	1.06%
Itron, Inc.	1.06%
Cendant Corp.	1.06%
NVR, Inc.	1.05%
SAPIENT Corp.	1.05%

Sector Weightings vs. Index  (As of 12/31/04)

Average Annual Total Returns  (For periods ended 12/31/2004)

	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception 11/18/1983
Value Line Centurion Fund	11.51%	0.89%	–5.54%	9.38%	10.31%
S&P 500 Index	10.88%	3.59%	–2.30%	12.07%	12.75%

All performance data quoted is historical and the results represent past performance and neither guarantee nor predict future investment results. To obtain performance data current to the most recent month (availability within 7 business days of the most recent month end), please call us at (800) 221-3253 or visit our website at www.guardianinvestor.com. Current performance may be higher or lower than the performance quoted here. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. The return figures shown do not reflect the deduction of taxes that a contractowner may pay on distributions or redemption of units.

■ Value Line Centurion Fund	Annual Report To Contractowners

Growth of a Hypothetical $10,000 Investment

To give you a comparison, this chart shows you the performance of a hypothetical $10,000 investment made in the Fund and in the S&P 500 Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Fund Expenses

By investing in the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other underlying funds.

The examples are based on an investment of $1,000 invested on July 1, 2004 and held for six months ended December 31, 2004.

Shares of the Fund are not offered directly to the public. Instead, shares are currently issued and redeemed only in connection with investments in and payments under certain variable annuity and variable insurance contracts issued by Guardian Insurance and Annuity Company, Inc. The fees and expenses associated with the variable contracts are not included in these examples, and had such fees and expenses been included, your costs would have been higher. Please see your variable contract prospectus for more details on the fees associated with the variable contract.

Actual Expenses

The first table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value July 1, 2004	Ending Account Value Dec. 31, 2004	Expenses Paid During the Period July 1, 2004 - Dec. 31, 2004[1]
Value Line Centurion Fund	$1,000.00	$1,075.40	$4.96

[1]	Expenses are equal to the Fund’s annualized expense ratio of .95%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the Fund’s most recent fiscal half-year).

■ Value Line Centurion Fund	Annual Report To Contractowners

Hypothetical Example for Comparison Purposes

This second table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value July 1, 2004	Ending Account Value Dec. 31, 2004	Expenses Paid During the Period July 1, 2004 - Dec. 31, 2004[1]
Value Line Centurion Fund	$1,000.00	$1,020.36	$4.82

[1]	Expenses are equal to the Fund’s annualized expense ratio of .95%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the Fund’s most recent fiscal half-year).

■	Value Line Centurion Fund, Inc.

Schedule of Investments

December 31, 2004

Common Stocks — 95.9%
Shares		Value

Aerospace/Defense — 2.0%
73,200	Armor Holdings, Inc.*	$3,441,864
88,700	United Industrial Corp.	3,436,238

		6,878,102

Biotechnology — 1.0%
55,200	Amgen Inc.*	3,541,080

Chemical–Basic — 2.0%
121,700	Lyondell Chemical Company	3,519,564
161,100	Olin Corporation	3,547,422

		7,066,986

Chemical–Diversified — 1.0%
61,600	Eastman Chemical Company	3,556,168

Coal — 2.1%
84,500	Joy Global Inc.	3,669,835
44,100	Peabody Energy Corp.	3,568,131

		7,237,966

Computer & Peripherals — 3.1%
55,300	Apple Computer, Inc.*	3,561,320
84,800	Dell, Inc.*	3,573,472
110,500	Network Appliance, Inc.*	3,670,810

		10,805,602

Computer Software & Services — 13.1%
56,600	Adobe Systems, Inc.	3,551,084
59,500	Affiliated Computer Services, Inc.*	3,581,305
85,400	Anteon International Corp.*	3,574,844
94,400	Autodesk, Inc.*	3,582,480
51,900	CACI International Inc.*	3,535,947
141,700	Citrix Systems, Inc.*	3,475,901
87,700	Cognizant Technology Solutions Corp. Class “A”*	3,712,341
82,300	Cognos Inc.*	3,626,138
119,200	Macromedia, Inc.*	3,709,504
64,000	Mercury Interactive Corp.*	2,915,200
259,700	Oracle Corp.*	3,563,084
174,000	RSA Security Inc.*	3,490,440
83,100	SEI Investments Company	3,484,383

		45,802,651

Diversified Companies — 1.4%
158,200	Cendant Corp.	3,698,716
40,000	Park-Ohio Holdings Corp.*	1,036,000

		4,734,716

E-Commerce — 4.1%
153,600	Internet Security Systems, Inc.*	3,571,200
466,000	Sapient Corporation*	3,686,060
293,200	TIBCO Software, Inc.*	3,911,288
66,000	Websense, Inc.*	3,347,520

		14,516,068

Educational Services — 1.2%
53,700	Bright Horizons Family Solutions, Inc.*	3,477,612
12,600	ITT Educational Services, Inc.*	599,130

		4,076,742

Shares		Value

Electrical Equipment — 3.0%
58,200	Garmin Ltd.	$3,540,888
72,200	Rockwell Automation, Inc.	3,577,510
111,000	Thomas & Betts Corp.*	3,413,250

		10,531,648

Electrical Utility–Central — 1.0%
54,900	TXU Corp.	3,544,344

Electronics — 2.0%
27,900	Harman International Industries, Inc.	3,543,300
137,100	Intermagnetics General Corp.*	3,483,711

		7,027,011

Financial Services–Diversified — 0.9%
57,000	SLM Corp.	3,043,230

Food Wholesalers — 0.5%
50,000	Nash Finch Company	1,888,000

Home Appliance — 1.0%
41,300	Black & Decker Corp. (The)	3,648,029

Homebuilding — 3.3%
16,000	Beazer Homes USA, Inc.	2,339,360
17,400	KB Home	1,816,560
4,800	NVR, Inc.*	3,693,120
53,700	Toll Brothers, Inc.*	3,684,357

		11,533,397

Hotel/Gaming — 1.0%
63,800	Station Casinos, Inc.	3,488,584

Human Resources — 1.0%
164,900	Korn/Ferry International*	3,421,675

Industrial Services — 1.0%
63,700	C.H. Robinson Worldwide, Inc.	3,536,624

Information Services — 2.0%
96,300	Advisory Board Co. (The)*	3,551,544
61,500	FactSet Research Systems, Inc.	3,594,060

		7,145,604

Internet — 2.1%
31,200	eBay, Inc.*	3,627,936
95,100	Yahoo! Inc.*	3,583,368

		7,211,304

Maritime — 1.0%
199,400	OMI Corporation	3,359,890

Medical Services — 3.6%
28,400	Aetna Inc.	3,542,900
106,900	American Healthways, Inc.*	3,531,976
127,200	Community Health Systems, Inc.*	3,546,336
24,000	UnitedHealth Group Inc.	2,112,720

		12,733,932

Medical Supplies — 3.1%
100,400	Affymetrix, Inc.*	3,669,620
58,800	Biosite, Inc.*	3,618,552
129,600	Cytyc Corp.*	3,573,072

		10,861,244

Natural Gas–Diversified — 2.0%
70,100	Southwestern Energy Co.*	3,553,369
100,000	XTO Energy, Inc.	3,538,000

		7,091,369

See notes to financial statements.

■	Value Line Centurion Fund, Inc.

Schedule of Investments (Continued)

December 31, 2004

Shares		Value

Oilfield Services/Equipment — 1.0%
88,400	Cal Dive International, Inc.*	$3,602,300

Paper & Forest Products — 1.0%
104,700	MeadWestvaco Corp.	3,548,283

Petroleum–Producing — 1.0%
72,800	Berry Petroleum Co. Class “A”	3,472,560

Pharmacy Services — 1.0%
91,400	Walgreen Co.	3,507,018

Power Industry — 0.7%
83,700	Headwaters, Inc.*	2,385,450

Precision Instrument — 1.3%
20,000	Kronos Inc.*	1,022,600
83,700	II-VI, Inc.*	3,556,413

		4,579,013

Railroad — 2.1%
59,400	Canadian National Railway Co.	3,638,250
98,300	Norfolk Southern Corp.	3,557,477

		7,195,727

Restaurant — 2.2%
275,600	CKE Restaurants, Inc.*	3,998,956
62,700	P.F. Chang’s China Bistro, Inc.*	3,533,145

		7,532,101

Retail Building Supply — 2.0%
91,000	Building Materials Holding Corp.	3,484,390
83,300	Home Depot, Inc. (The)	3,560,242

		7,044,632

Retail–Special Lines — 4.9%
80,200	Aeropostale, Inc.*	2,360,286
89,200	American Eagle Outfitters, Inc.	4,201,320
90,000	Bed Bath & Beyond Inc.*	3,584,700
118,800	Quiksilver, Inc.*	3,539,052
81,500	Urban Outfitters, Inc.*	3,618,600

		17,303,958

Retail Store — 3.1%
74,600	Costco Wholesale Corp.	3,611,386
75,800	Kohl’s Corp.*	3,727,086
88,500	Penney (J.C.) Co., Inc.	3,663,900

		11,002,372

Semiconductor — 1.0%
91,200	Cree, Inc.*	3,655,296

Steel–General — 3.9%
60,000	Carpenter Technology Corp.	3,507,600
72,100	Commercial Metals Co.	3,645,376
65,800	Nucor Corp.	3,443,972
114,800	Steel Technologies Inc.	3,158,148

		13,755,096

Steel–Integrated — 1.0%
236,300	AK Steel Holding Corp.*	3,419,261

Telecommunications Equipment — 3.0%
131,800	Juniper Networks, Inc.*	3,583,642
99,700	Marvell Technology Group Ltd.*	3,536,359
79,500	QUALCOMM Incorporated	3,370,800

		10,490,801

Shares		Value

Telecommunication Services — 1.0%
121,700	Western Wireless Corp. Class “A”*	$3,565,810

Toiletries/Cosmetics — 0.0%
4,100	Chattem, Inc.*	135,710

Trucking — 4.1%
78,100	Arkansas Best Corp.	3,505,909
161,800	Heartland Express, Inc.	3,635,646
79,100	Hunt (J.B.) Transport Services, Inc.	3,547,635
64,200	Yellow Roadway Corp.*	3,576,582

		14,265,772

Wireless Networking — 2.1%
155,000	Itron, Inc.*	3,706,050
42,200	Research In Motion Ltd.*	3,478,124

		7,184,174

	Total Common Stocks and Total Investment Securities — 95.9% (Cost $301,840,403)	335,927,300

Repurchase Agreements — 9.1% (including accrued interest)
Principal Amount		Value
$ 14,000,000	Collateralized by $11,693,000 U.S. Treasury Bonds, 6.375%, due 8/15/27, with a value of $14,292,865 (with UBS Warburg LLC, 1.50%, dated 12/31/04, due 1/3/05, delivery value $14,001,750)	$14,000,583
10,000,000	Collateralized by $9,215,000 U.S. Treasury Notes, 9.375%, due 2/15/06, with a value of $10,204,173 (with Morgan Stanley, 1.40%, dated 12/31/04, due 1/3/05, delivery value $10,001,166)	10,000,389
8,000,000	Collateralized by $5,740,000 U.S. Treasury Notes, 12.50%, due 8/15/14, with a value of $8,174,119 (with State Street Bank & Co. Trust, 1.45%, dated 12/31/04, due 1/3/05, delivery value $8,000,967)	8,000,322

	Total Repurchase Agreements (Cost $32,001,294)	32,001,294

Excess of Liabilities Over Cash and Other Assets — (5.0%)		(17,519,937)

Net Assets — 100.0%		$350,408,657

Net Asset Value Per Outstanding Share ($350,408,657÷17,312,796 shares outstanding)		$20.24

*	Non-income producing security.

See notes to financial statements.

■	Value Line Centurion Fund, Inc.

Statement of Assets and Liabilities

December 31, 2004

ASSETS:
Investment securities, at value (cost $301,840,403)	$335,927,300
Repurchase agreements (cost $32,001,294)	32,001,294
Cash	120,783
Receivable for securities sold	22,040,821
Dividends receivable	166,580
Prepaid insurance expense	8,140
Receivable for capital shares sold	41,384

Total Assets	390,306,302

LIABILITIES:
Payable for securities purchased	39,416,101
Payable for capital shares repurchased	157,256
Accrued expenses:
Advisory fee	147,549
Service and distribution plan fees	118,039
Other	58,700

Total Liabilities	39,897,645

Net Assets	$350,408,657

NET ASSETS CONSIST OF:
Capital stock, at $1.00 par value (authorized 50,000,000, outstanding 17,312,796 shares)	$17,312,796
Additional paid-in capital	268,016,842
Undistributed net investment income	5,565
Accumulated net realized gain on investments	30,986,557
Net unrealized appreciation of investments	34,086,897

Net Assets	$350,408,657

Net Asset Value Per Outstanding Share ($350,408,657 ÷ 17,312,796 shares outstanding)	$20.24

Statement of Operations

Year Ended

December 31, 2004

INVESTMENT INCOME:
Dividends (Net of foreign tax of $19, 294)	$2,145,448
Interest	198,324

Total Income	2,343,772

Expenses:
Advisory fee	1,707,260
Service and distribution plan fees	1,365,808
Auditing and legal fees	61,328
Custodian fees	50,922
Insurance	38,506
Directors’ fees and expenses	20,920
Other	15,815

Total Expenses Before Custody Credits	3,260,559
Less: Custody Credits	(2,541)

Net Expenses	3,258,018

Net Investment Loss	(914,246)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain	52,024,708
Change in net unrealized appreciation	(14,245,468)

Net Realized Gain and Change in Net Unrealized Appreciation on Investments	37,779,240

NET INCREASE IN NET ASSETS FROM OPERATIONS	$36,864,994

See notes to financial statements.

■	Value Line Centurion Fund, Inc.

Statements of Changes in Net Assets

	Years Ended December 31,
	2004	2003
Operations:
Net investment loss	$(914,246)	$(633,541)
Net realized gain on investments	52,024,708	48,416,930
Change in net unrealized appreciation	(14,245,468)	12,000,159

Net increase in net assets from operations	36,864,994	59,783,548

Capital Share Transactions:
Proceeds from sale of shares	10,476,991	13,366,869
Cost of shares repurchased	(52,368,057)	(56,366,694)

Net decrease from capital share transactions	(41,891,066)	(42,999,825)

Total (Decrease) Increase in Net Assets	(5,026,072)	16,783,723

Net Assets:
Beginning of year	355,434,729	338,651,006

End of year	$350,408,657	$355,434,729

Undistributed net investment income, at end of year	5,565	—

See notes to financial statements.

■	Value Line Centurion Fund, Inc.

Notes to Financial Statements

December 31, 2004

1.    Significant Accounting Policies

Value Line Centurion Fund, Inc. (the “Fund”) is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended, whose primary investment objective is long-term growth of capital. The Fund’s portfolio will usually consist of common stocks ranked 1 or 2 for year-ahead performance by The Value Line Investment Survey, one of the nation’s major investment advisory services.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

(A)  Security Valuation

Securities listed on a securities exchange are valued at the closing sales price on the date as of which the net asset value is being determined. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. Short-term instruments with maturities greater than 60 days, at the date of purchase, are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost. Other assets and securities for which market valuations are not readily available are valued at fair value as the Board of Directors may determine in good faith. In addition, the Fund may use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of a security due to factors affecting one or more relevant securities markets or the specific issuer.

(B)  Repurchase Agreements

In connection with transactions in repurchase agreements, the Fund’s custodian takes possession of the under lying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

(C)  Federal Income Taxes

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(D)  Dividends and Distributions

It is the Fund’s policy to distribute to its shareholders, as dividends and as capital gains distributions, all the net investment income for the year and all net capital gains realized by the Fund, if any. Such distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. All dividends or distributions will be payable in shares of the Fund at the net asset value on the ex-dividend date. This policy is, however, subject to change at any time by the Board of Directors.

(E)  Investments

Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income on investments, adjusted for amortization of discount and premium, is earned from settlement date and recognized on the accrual basis. Dividend income is recorded on the ex-dividend date.

(F)  Representations and Indemnifications

In the normal course of business the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

■	Value Line Centurion Fund, Inc.

Notes to Financial Statements (Continued)

December 31, 2004

2. Capital	Share Transactions, Dividends and Distributions

Shares of the Fund are available to the public only through the purchase of certain contracts issued by The Guardian Insurance and Annuity Company, Inc. (GIAC). Transactions in capital stock were as follows:

	Year Ended December 31, 2004	Year Ended December 31, 2003
Shares sold	562,185	806,744
Shares repurchased	(2,832,967)	(3,514,933)

Net decrease	(2,270,782)	(2,708,189)

3.    Purchases and Sales of Securities

Purchases and sales of investment securities, excluding short-term investments, were as follows:

Year Ended December 31, 2004
PURCHASES:
Investment Securities	$612,183,432

SALES:
Investment Securities	$650,974,712

4.    Income Taxes

At December 31, 2004, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$334,004,079

Gross tax unrealized appreciation	$36,100,293
Gross tax unrealized depreciation	(2,175,778)

Net tax unrealized appreciation on Investments	$33,924,515

Undistributed long-term gain	$31,154,504

Net realized gains/losses differ for financial statement and tax purposes primarily due to differing treatments of wash sales. During the year ended December 31, 2004, the Fund utilized its carryforward loss of $20,383,341.

Permanent book-tax differences are reclassified within the composition of net asset accounts. During the year ended December 31, 2004, the Fund reclassified $939,046 from accumulated net investment loss to additional paid-in-capital and $19,235 from net investment income to realized gain. Net assets were not affected by this reclassification.

5. Investment	Advisory Contract, Management Fees and Transactions with Interested Parties

An advisory fee of $1,707,260 was paid or payable to Value Line, Inc. (the “Adviser”), the Fund’s investment adviser, for the year ended December 31, 2004. This was computed at the rate of 1/2 of 1% of the average daily net assets of the Fund during the period and paid monthly. The Adviser provides research, investment programs, supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund’s Board of Directors, to act as officers and employees of the Fund and pays their salaries and wages. The Fund bears all other costs and expenses.

The Fund has a Service and Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, for the payment of certain expenses incurred by Value Line Securities, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, in advertising, marketing and distributing the Fund’s shares and for servicing the Fund’s shareholders at an annual rate of 0.40% of the Fund’s average daily net assets. For the year ended December 31, 2004, fees amounting to $1,365,808 were paid or payable to the Distributor under this plan.

For the year ended December 31, 2004, the Fund’s expenses were reduced by $2,541 under a custody credit arrangement with the Custodian.

Certain officers and directors of the Adviser and Value Line Securities, Inc. (the “Distributor” and a registered broker/dealer) are also officers and directors of the Fund. During the year ended December 31, 2004 the Fund paid brokerage commissions totaling $514,656 to the Distributor which clears its transactions through unaffiliated brokers.

■	Value Line Centurion Fund, Inc.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

	Years Ended December 31,
	2004	2003	2002	2001	2000
Net asset value, beginning of year	$18.15	$15.19	$19.71	$27.25	$36.09

Income from investment operations:
Net investment (loss) income	(.05)	(.03)	(.01)	.05	.04
Net gains (loss) on securities (both realized and unrealized)	2.14	2.99	(4.51)	(4.48)	(3.69)

Total from investment operations	2.09	2.96	(4.52)	(4.43)	(3.65)

Less distributions:
Dividends from net investment income	—	—	—	(.04)	(.03)
Distributions from net realized gains	—	—	—	(3.00)	(5.16)
Tax return of capital	—	—	—	(.07)	—

Total distributions	—	—	—	(3.11)	(5.19)

Net asset value, end of year	$20.24	$18.15	$15.19	$19.71	$27.25

Total return**	11.51%	19.49%	(22.93)%	(16.35)%	(12.47)%

Ratios/supplemental data:
Net assets, end of year (in thousands)	$350,409	$355,435	$338,651	$523,803	$733,303
Ratio of expenses to average net assets (1)	.95%	.99%	.76%	.59%	.59%
Ratio of net investment (loss) income to average net assets	(.27)%	(0.19)%	(0.06)%	0.20%	0.12%
Portfolio turnover rate	187%	129%	126%	141%	76%

**	Total returns do not reflect the effects of charges deducted under the terms of GIAC’s variable contracts. Including such charges would reduce the total returns for all periods shown.
(1)	Ratio reflects expenses grossed up for custody credit arrangement. The ratio of expenses to average net assets net of custody credits would not have changed.

■	Value Line Centurion Fund, Inc.

Report of Independent Registered

Public Accounting Firm

To the Board of Directors and Shareholders of

Value Line Centurion Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Value Line Centurion Fund, Inc. (the “Fund”) at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 15, 2005

■	Value Line Centurion Fund

Management Information

The following table sets forth information on each Director and Officer of the Fund. Each Director serves as a director or trustee of each of the 14 Value Line Funds and oversees a total of 15 portfolios. Each Director serves until his or her successor is elected and qualified.

Name, Address, And Age	Position	Length of Time Served	Principal Occupation During the Past 5 Years	Other Directorships Held by Director

Interested Directors*
Jean Bernhard Buttner Age 70	Chairman of the Board of Directors and President	Since 1983	Chairman, President and Chief Executive Officer of Value Line, Inc. (the “Adviser”) and Value Line Publishing, Inc.; Chairman and President of each of the 14 Value Line Funds and Value Line Securities Inc. (the “Distributor”)	Value Line, Inc.

Marion N. Ruth 5 Outrider Road Rolling Hills, CA 90274 Age 70	Director	Since 2000	Real Estate Executive: President, Ruth Realty (real estate broker); Director of the Adviser since 2000.	None

Non-Interested Directors
John W. Chandler 1611 Cold Spring Rd. Williamstown, MA 01267 Age 81	Director	Since 1991	Consultant, Academic Search Consultation Service, Inc.; Trustee Emeritus and Chairman (1993-1994) of the Board of Trustees of Duke University; President Emeritus, Williams College.	None

Frances T. Newton 4921 Buckingham Drive Charlotte, NC 28209 Age 63	Director	Since 2000	Customer Support Analyst, Duke Power Company.	None

Francis Oakley 54 Scott Hill Road Williamstown, MA 01267 Age 73	Director	Since 2000	Professor of History, Williams College, 1961 to present. President Emeritus since 1994 and President, 1985-1994; Chairman (1993-1997) and Interim President (2002) of the American Council of Learned Societies.	Berkshire Life Insurance Company of America

David H. Porter 5 Birch Run Drive Saratoga Springs, NY 12866 Age 69	Director	Since 1997	Visiting Professor of Classics, Williams College, since 1999; President Emeritus, Skidmore College since 1999 and President, 1987-1998.	None

Paul Craig Roberts 169 Pompano St. Panama City Beach, FL 32413 Age 66	Director	Since 1983	Chairman, Institute for Political Economy.	A. Schulman Inc. (plastics)

Nancy-Beth Sheerr 1409 Beaumont Drive Gladwyne, PA 19035 Age 56	Director	Since 1996	Senior Financial Advisor, Hawthorne, Since 2001; Chairman, Radcliffe College Board of Trustees, 1990-1999.	None

*	Mrs. Buttner is an “interested person" as defined in the Investment company Act of 1940 by virtue of her positions with the Adviser and her indirect ownership of a controlling interest in the Adviser; Mrs. Ruth is an interested person by virtue of having been a director of the Adviser. Unless otherwise indicated, the address for each of the above is 220 East 42nd Street, New York, NY 10017.

■	Value Line Centurion Fund

Management Information (Continued)

Name, Address, And Age	Position	Length of Time Served	Principal Occupation During the Past 5 Years

Officers
Sigourney B. Romaine Age 61	Vice President	Since 2003	Portfolio Manager with the Adviser since 2002; Securities Analyst with the Adviser, 1996-2002.

John J. Koller Age 36	Vice President	Since 2004	Portfolio Manager with the Adviser since 2004; Security Analyst with the Adviser, 2000-2004.

David T. Henigson Age 46	Vice President, Secretary and Treasurer	Since 1994	Director, Vice President and Compliance Officer of the Adviser. Director and Vice President of the Distributor. Vice President, Secretary Treasurer and Chief Compliance Officer of each of the 14 Value Line Funds.

■	Value Line Centurion Fund

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling 1-800-243-2729 or on the SEC’s website (http://www.sec.gov). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available on the SEC’s website at http://www.sec.gov or at the Fund’s website at http://vlfunds.com.

Item 2. Code of Ethics

(a) The Registrant has adopted a Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

(f) Pursuant to item 12(a), the Registrant is attaching as an exhibit a copy of its Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an Audit Committee Financial Expert serving on its Audit Committee.

(2) The Registrant’s Board has designated John W. Chandler, a member of the Registrant’s Audit Committee, as the Registrant’s Audit Committee Financial Expert. Mr. Chandler is an independent director who is a senior consultant with Academic Search Consultation Service. He spent most of his professional career at Williams College, where he served as a faculty member, Dean of the Faculty, and President (1973-85). He also served as President of Hamilton College (1968-73), and as President of the Association of American Colleges and Universities (1985-90). He has also previously served as Trustee Emeritus and Chairman of the Board of Trustees of Duke University.

A person who is designated as an “audit committee financial expert” shall not make such person an “expert” for any purpose, including without limitation under Section 11 of the Securities Act of 1933 or under applicable fiduciary laws, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees 2004 - $8,891; Audit Fees 2003 - $29,140.

(b) Audit-Related fees – None.

(c) Tax Preparation Fees 2004 -$3,040; Tax Preparation Fees 2003 - $6,840.

(d) All Other Fees – None

(e) (1)	Audit Committee Pre-Approval Policy. All services to be performed for the Registrant by PricewaterhouseCoopers LLP must be pre-approved by the audit committee. All services performed during 2004 and 2003 were pre-approved by the committee.

(e) (2)	Not applicable.

(f) Not applicable.

(g) Aggregate Non-Audit Fees 2004 -$3,040; Aggregate Non-Audit Fees 2003- $6,840.

(h) Not applicable.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)	The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12. Exhibits.

(a)	Code of Business Conduct and Ethics for Principal Executive and Senior Financial Officers attached hereto as Exhibit 100.COE

(b)	(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

(2)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By	/s/ Jean B. Buttner
Jean B. Buttner, President

Date: March 04, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jean B. Buttner
Jean B. Buttner, President, Principal Executive Officer

By:	/s/ David T. Henigson
David T. Henigson, Vice President, Treasurer, Principal Financial Officer

Date: March 4, 2005